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                                                                   EXHIBIT 10.30



               SECOND AMENDMENT TO STORAGE SPACE RENTAL AGREEMENT


         THIS SECOND AMENDMENT TO STORAGE SPACE RENTAL AGREEMENT (this "Second Amendment") is made and entered into this 28th day of August, 1998, by and between HYATT PLAZA LIMITED PARTNERSHIP, a Virginia limited partnership (the "Landlord") and XYBERNAUT CORPORATION, a Delaware corporation, formerly known as Computer Products and Services, Inc. (the "Tenant"), with reference to the following:

                                    RECITALS

         A. Landlord leased to Tenant certain Premises (as defined therein) pursuant to the terms and conditions of that certain Office Lease Agreement dated November 1, 1994 (the "Original Lease"), as amended by (i) that certain First Amendment to Office Lease Agreement dated July 1, 1997 (the "First Amendment") and (ii) that certain Second Amendment to Office Lease Agreement dated April 30, 1998 (the "Second Amendment") (the Original Lease, First Amendment and Second Amendment are hereinafter collectively referred to as the "Lease").

         B. Pursuant to that certain Storage Space Rental Agreement dated as of January 15, 1997 (the "Original Agreement"), as amended by that certain First Amendment to Storage Space Rental Agreement dated September 2, 1997 (the "First Amendment") (the Original Agreement and First Amendment are hereinafter collectively referred to as the "Agreement") by and between Landlord and Tenant, Landlord leased to Tenant certain storage space more particularly described therein in the building commonly known as Hyatt Plaza, 12701 Fair Lakes Circle, Fairfax, Virginia 22033 (the "Building"). All capitalized terms used herein unless specifically defined shall have the same meaning and definition as used in the Agreement.

         C. Landlord and Tenant desire to amend the Agreement as more particularly described herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

         1. All capitalized terms used herein, unless specifically defined herein, shall have the same meaning and definition as used in the Agreement.


         2. Landlord and Tenant desire to extend the Term for an additional five (5) year period (the "Extension Term"), commencing as of October 1, 1998 (the "Extension Term Commencement Date") and expiring co-terminously with the Lease.

         3. Tenant agrees to accept the Storage Space for the Extension Term in its "as is" and "where is" condition, and Landlord will have no obligation to make any improvements or modifications to the Storage Space.





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         4.      Landlord and Tenant agree that the Base Rent for the Extension
Term shall be $7,505.50 per year ($624.46 per month), based on $8.50 per square foot of Rentable Area in the entire Storage Space (883 rentable square feet), subject to adjustment pursuant to Section 4.02 of the Agreement.

         5. During the Extension Term, the Rental Adjustment Date defined in Section 4.02 of the Agreement shall be changed to October 1st and the first Rental Adjustment Date of the Extension Term shall be October 1, 1999.

         6. Except as expressly modified by this Second Amendment, the Agreement remains unchanged and in full force and effect.


         IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the day and year first above written.


                              LANDLORD:
                              --------

                              HYATT PLAZA LIMITED PARTNERSHIP
                              a Virginia limited partnership


                              By:      FAIR LAKES HYATT LIMITED
                                       PARTNERSHIP, a Virginia limited
                                       partnership, its general partner

                              By: Fair Lakes of Virginia, Inc., a Virginia corporation, its general partner


                              By:          /s/ MILTON V. PETERSON
                                       ---------------------------------
                              Name:         MILTON V. PETERSON
                                       ----------------------------------
                              Title:             PRESIDENT
                                       ---------------------------------


                              TENANT:
                              ------

                              XYBERNAUT CORPORATION, formerly known as
                              Computer Products and Services, Inc.
                              a Delaware corporation

                              By:                /s/ E. NEWMAN
                                       ---------------------------------
                              Name:                  E. NEWMAN
                                       ---------------------------------
                              Title:             PRESIDENT
                                       ---------------------------------





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